                                                                   EXHIBIT 99.1



FOX CHASE BANCORP, INC.                                3rd QUARTER EARNINGS 2009
PAGE 1


               [FOX CHASE BANCORP, INC. LETTERHEAD]

                                  NEWS RELEASE
                                  ------------

FOR IMMEDIATE RELEASE

DATE:     October 29, 2009
CONTACT:  Roger Deacon
          Chief Financial Officer
PHONE:    (215) 775-1435

                   FOX CHASE BANCORP, INC. ANNOUNCES EARNINGS
             FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009

HATBORO, PA, OCTOBER 29, 2009 - Fox Chase Bancorp, Inc. (the "Company") (NASDAQ
GM: FXCB), the holding company for Fox Chase Bank (the "Bank"), today announced net income of $513,000 and $1.4 million for the three and nine months ended September 30, 2009, respectively, compared to net income of $659,000 and $1.3 million for the three and nine months ended September 30, 2008, respectively.

Highlights for the three and nine month periods ended September 30, 2009 included:

   o Net interest income increased $264,000, or 4.5%, to $6.1 million for the three months ended September 30, 2009, compared to $5.8 million for the three months ended September 30, 2008, and increased $1.4 million, or 9.0%, to $17.3 million for the nine months ended September 30, 2009 from $15.9 million for the same period in 2008;
   o Net interest income increased $642,000 for the three months ended September 30, 2009, compared to the three months ended June 30, 2009, and the net interest margin increased to 2.09% for the three months ended September 30, 2009 from 1.93% for the three months ended June 30, 2009. This increase was primarily due to loan growth and the investment of excess cash into higher earning securities;

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FOX CHASE BANCORP, INC.                                3rd QUARTER EARNINGS 2009
PAGE 2

   o The Company recorded provisions for loan losses of $1.5 million and $2.4 million for the three and nine months ended September 30, 2009, respectively, compared to $500,000 and $900,000 for the three and nine months ended September 30, 2008, respectively. The increase in the provision was primarily driven by an increase in nonperforming, delinquent and classified loans in both the residential and commercial loan portfolios. Nonperforming loans increased to $16.2 million, or 2.51% of gross loans, at September 30, 2009 from $5.9 million, or 0.98% of gross loans, at December 31, 2008;
   o The allowance for loan losses at September 30, 2009 was 1.32% of total loans outstanding at September 30, 2009, compared to 1.05% of total loans outstanding at December 31, 2008;
   o Net investment securities gains were $958,000 and $1.4 million for the three and nine months ended September 30, 2009, respectively, compared to $0 and $118,000, respectively, for the three and nine months ended September 30, 2008;
   o Federal Deposit Insurance Corporation ("FDIC") premiums were $343,000 and $1.4 million for the three and nine months ended September 20, 2009, respectively, and $26,000 and $81,000 for the three and nine months ended September 30, 2008, respectively. This increase was due to
         (a) a one-time FDIC special assessment of $536,000 assessed in the second quarter of 2009, (b) the Bank's FDIC insurance credit was fully utilized during the fourth quarter of 2008, and (c) an increase in both the average deposit balances and the FDIC premium rate;
   o Total assets were $1.19 billion at September 30, 2009, an increase of $255.0 million, or 27.4% from December 31, 2008;
   o Loans totaled $636.7 million at September 30, 2009, representing an increase of $47.8 million, or 8.1%, from December 31, 2008, primarily in the multi-family and commercial real estate category; and
   o Deposits totaled $860.5 million at September 30, 2009, representing an increase of $252.1 million, or 41.4%, from December 31, 2008.

Thomas M. Petro, President and CEO said, "The economic environment in the mid-Atlantic region of the United States continued to deteriorate in the last three months. Unemployment and continued declines in residential real estate values in our market area have negatively impacted our customers and resulted in increasing delinquencies and nonperforming loans. While we have initiated

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FOX CHASE BANCORP, INC.                                3rd QUARTER EARNINGS 2009
PAGE 3

strategies to mitigate the effects of these economic and recessionary risks, we are also optimistic that our strong capital position and our deposit and loan growth will help us take advantage of a future economic recovery. Despite this environment, in the third quarter the Company was able to be profitable while increasing its reserves for loan losses. We continue to remain well capitalized for regulatory purposes and are highly focused on improving the long-term operational capacity and profitability of the Company."

During the three and nine months ended September 30, 2009, the Company repurchased 120,683 and 387,272 shares of its common stock, respectively, pursuant to previously announced stock repurchase programs. The Company's July 2008 program was completed in the third quarter of 2009. There are 307,537 shares remaining to be repurchased under the Company's May 2009 program. The timing and volume of future purchases will depend on market conditions and other factors. Repurchased shares will be held in treasury.

Fox Chase Bancorp, Inc. is the mid-tier stock holding company of Fox Chase Bank. The Bank is a federally chartered savings bank originally established in 1867. The Bank offers traditional banking services and products from its main office in Hatboro, Pennsylvania and ten other branch offices in Bucks, Montgomery, Chester, Delaware and Philadelphia Counties in Pennsylvania and Atlantic and Cape May Counties in New Jersey. For more information, please visit the Bank's website at www.foxchasebank.com.
           --------------------

This news release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements can generally be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate" and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." Statements in this release that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. These risks and uncertainties involve general economic trends, changes in interest rates, loss of deposits and loan demand to other financial institutions, substantial changes in financial markets; changes in real estate value and the real estate market, regulatory changes, possibility of unforeseen events affecting the industry generally, the uncertainties associated with newly developed or acquired operations, the outcome of pending litigation, and market disruptions and other effects of terrorist activities. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required under the rules and regulations of the Securities and Exchange Commission.


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FOX CHASE BANCORP, INC.                                3rd QUARTER EARNINGS 2009
PAGE 4

CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                        THREE MONTHS ENDED         NINE MONTHS ENDED
                                                                           SEPTEMBER 30,              SEPTEMBER 30,
                                                                         2009        2008           2009         2008
                                                                    -------------------------    -----------------------
INTEREST INCOME
    Interest and fees on loans                                       $  8,698       $  8,106      $  25,833   $  22,415
    Interest on money market funds                                         23              -            183         521
    Interest on mortgage related securities available-for-sale          3,975          3,138         10,765       9,248
    Interest on investment securities available-for-sale
         Taxable                                                          238            121            623         876
         Nontaxable                                                       107            146            390         469
    Dividend income                                                         -             69              1         193
    Other interest income                                                 290             17            426         124
                                                                    ---------      ---------     ----------  ----------
            TOTAL INTEREST INCOME                                      13,331         11,597         38,191      33,846
                                                                    ---------      ---------     ----------  ----------
INTEREST EXPENSE
    Deposits                                                            5,478          4,345         15,576      14,004
    Federal Home Loan Bank advances                                     1,333          1,230          3,992       3,380
    Other borrowed funds                                                  437            203          1,298         567
                                                                    ---------      ---------     ----------  ----------
            TOTAL INTEREST EXPENSE                                      7,248          5,778         20,866      17,951
                                                                    ---------      ---------     ----------  ----------
            NET INTEREST INCOME                                         6,083          5,819         17,325      15,895
    Provision for loan losses                                           1,450            500          2,412         900
                                                                    ---------      ---------     ----------  ----------
            NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES         4,633          5,319         14,913      14,995
                                                                    ---------      ---------     ----------  ----------
NONINTEREST INCOME
    Service charges and other fee income                                  192            218            672         633
    Net gain on sale of loans                                               -              6              3          10
    Income on bank-owned life insurance                                   115            114            336         338
    Other                                                                  58             21            269          56

    Total other-than-temporary impairment loss                              -              -           (605)          -
    Less: Portion of loss recognized in other comprehensive
       income (before taxes)                                                -              -            448           -
                                                                    ---------      ---------     ----------  ----------
        Net other-than-temporary impairment loss                            -              -           (157)          -
    Net gains on sale of investment securities                            958              -          1,546         118
                                                                    ---------      ---------     ----------  ----------
        Net investment securities gains                                   958              -          1,389         118
                                                                    ---------      ---------     ----------  ----------
             TOTAL NONINTEREST INCOME                                   1,323            359          2,669       1,155
                                                                    ---------      ---------     ----------  ----------
NONINTEREST EXPENSE
     Salaries, benefits and other compensation                          3,198          2,928          8,963       8,790
     Occupancy expense                                                    441            458          1,374       1,412
     Furniture and equipment expense                                      170            226            571         669
     Data processing costs                                                384            402          1,146       1,204
     Professional fees                                                    267            285            831         863
     Marketing expense                                                     72            117            242         337
     FDIC premiums                                                        343             26          1,415          81
     Other                                                                379            347          1,155       1,111
                                                                    ---------      ---------     ----------  ----------
            TOTAL NONINTEREST EXPENSE                                   5,254          4,789         15,697      14,467
                                                                    ---------      ---------     ----------  ----------
            INCOME BEFORE INCOME TAXES                                    702            889          1,885       1,683
         Income tax provision                                             189            230            473         375
                                                                    ---------      ---------     ----------  ----------
            NET INCOME                                               $    513       $    659      $   1,412    $  1,308
                                                                    =========      =========     ==========  ==========
Earnings per share:
     Basic                                                           $   0.04       $   0.05      $    0.11    $   0.10
     Diluted                                                         $   0.04       $   0.05      $    0.11    $   0.10



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FOX CHASE BANCORP, INC.                                3rd QUARTER EARNINGS 2009
PAGE 5


CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                      SEPTEMBER 30,        DECEMBER 31,
                                                                          2009                2008
                                                                      -------------        ------------
                                                                                (UNAUDITED)
ASSETS
    Cash and due from banks                                             $      241          $      642
    Interest-earning demand deposits in other banks                         57,933               3,302
                                                                       -----------         -----------
       Total cash and cash equivalents                                      58,174               3,944
    Investment securities available-for-sale                                27,235              25,041
    Mortgage related securities available-for-sale                         415,029             269,682
    Loans, net of allowance for loan losses of $8,489
        at September 30, 2009 and $6,260 at December 31, 2008              636,749             588,975
    Loans held for sale                                                        167                   -
    Federal Home Loan Bank stock, at cost                                   10,435               9,707
    Bank-owned life insurance                                               12,551              12,214
    Premises and equipment                                                  11,311              11,748
    Real estate held for investment                                          1,880               1,957
    Accrued interest receivable                                              4,583               3,721
    Mortgage servicing rights                                                  735                 827
    Deferred tax asset, net                                                      -               1,869
    Other assets                                                             7,399               1,585
                                                                       -----------         -----------
       TOTAL ASSETS                                                     $1,186,248          $  931,270
                                                                       ===========         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
    Deposits                                                               860,529             608,472
    Federal Home Loan Bank advances                                        143,232             146,379
    Other borrowed funds                                                    50,000              50,000
    Advances from borrowers for taxes and insurance                          1,221               2,589
    Accrued interest payable                                                   759                 727
    Deferred tax liability, net                                              1,187                   -
    Accrued expenses and other liabilities                                   2,385               1,883
                                                                       -----------         -----------
       TOTAL LIABILITIES                                                 1,059,313             810,050
                                                                       -----------         -----------
STOCKHOLDERS' EQUITY
   Preferred stock ($.01 par value; 1,000,000 shares authorized, none issued and outstanding at September 30, 2009 and
        December 31, 2008)                                                       -                   -
   Common stock ($.01 par value; 35,000,000 shares authorized,
       14,679,750 shares issued and 13,679,287 shares outstanding at
       September 30, 2009 and 14,679,750 shares issued and 14,066,559
        shares outstanding at December 31, 2008)                               147                 147
    Additional paid-in capital                                              63,765              63,516
   Treasury stock (at cost, 1,000,463 shares at September 30, 2009
        and 613,191 shares at December 31, 2008)                           (11,112)             (7,293)
    Common stock acquired by benefit plans                                  (6,957)             (7,819)
    Retained earnings                                                       74,044              72,664
    Accumulated other comprehensive income, net                              7,048                   5
                                                                       -----------         -----------
       TOTAL STOCKHOLDERS' EQUITY                                          126,935             121,220
                                                                       -----------         -----------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $1,186,248          $  931,270
                                                                       ===========         ===========

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FOX CHASE BANCORP, INC.                                3rd QUARTER EARNINGS 2009
PAGE 6



SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA OF THE COMPANY (UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                       September 30,     December 31,     September 30,
                                                            2009            2008             2008
                                                       ------------      ------------     -------------
CAPITAL RATIOS(1):
Total Stockholders' Equity (to Total Assets)(1)             10.70%          13.02%           13.61%

Tier 1 capital (to adjusted assets)(2)                       8.63%          10.70%           11.20%
Tier 1 risk-based capital (to risk-weighted assets)(2)      15.39           18.11            18.72
Total risk-based capital (to risk-weighted assets)(2)       16.53           19.25            19.52

ASSET QUALITY INDICATORS:

Total nonperforming loans(3)                            $  16,216      $    5,850        $   1,871

Real estate owned                                               -               -                -
                                                        ----------     ----------        ---------

Total nonperforming assets                              $  16,216      $    5,850        $   1,871
                                                        =========      ==========        =========

Ratio of nonperforming loans to total loans                  2.51%           0.98%            0.32%
                                                        =========      ==========        =========

Ratio of nonperforming loans to total assets                 1.37            0.63             0.21
                                                        =========      ==========        =========

Ratio of allowance for loan losses to total loans            1.32            1.05             0.74
                                                        =========      ==========        =========

Ratio of allowance for loan losses to
     nonperforming assets                                    52.4           107.0            227.7
                                                        =========      ==========        =========


                                                        At or for the Three Months Ended:

                                              September 30,          June 30,         September 30,
                                                   2009                2009               2008
                                             -----------------    ---------------    ----------------
PERFORMANCE RATIOS(4):
         Return on average assets                0.17%              0.10%                0.31%
         Return on average equity                1.63               0.96                 2.18
         Net interest margin                     2.09               1.93                 2.79

OTHER:
         Book value per share                   $9.28             $ 9.02               $ 8.54
         Employees (full-time equivalents)        138                142                  139


                                                                      For the Nine Months Ended:

                                                                  September 30,       September 30,
                                                                       2009               2008
                                                                  ---------------    ----------------
PERFORMANCE RATIOS(4):
         Return on average assets                                   0.17%                0.20%
         Return on average equity                                   1.52                 1.43
         Net interest margin                                        2.14                 2.55



(1) Represents stockholders' equity to assets ratio of Fox Chase Bancorp, Inc.
(2) Represents regulatory capital ratios of Fox Chase Bank
(3) Includes nonaccruing loans and accruing loans past due 90 days or more
(4) Annualized


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